STRALEM FUND

                         Supplement dated June 13, 2008
        To the Prospectus dated February 28, 2008 and Revised May 1, 2008

                               STRALEM EQUITY FUND

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE STRALEM EQUITY FUND PROSPECTUS. YOU SHOULD RETAIN THIS SUPPLEMENT AND THE PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL COPIES OF THE PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY CALLING US AT 1.866.822.9555.

            --------------------------------------------------------

MR. CHAMP MEYERCORD HAS ANNOUNCED HIS RETIREMENT FROM STRALEM & COMPANY, INC, STRALEM EQUITY FUND'S INVESTMENT ADVISER (THE "ADVISER"). AS OF THE CLOSE OF BUSINESS JUNE 2, 2008, MR. MEYERCORD NO LONGER IS A MEMBER OF THE ADVISER'S INVESTMENT COMMITTEE.

EFFECTIVE JUNE 12, 2008, THE ADVISER HAS ADDED A NEW MEMBER, EDWARD COOPER, TO ITS INVESTMENT COMMITTEE:

EDWARD N. COOPER, CFA         STRALEM & COMPANY INCORPORATED
                              RESEARCH ANALYST
                              JULY 2006 TO PRESENT
                              BLOOMBERG L.P.
                              OCTOBER 1995 TO JULY 2006

Accordingly, the Prospectus is amended to delete Mr. Champ Meyercord from and add Mr. Edward N. Cooper to the list of members of the "Investment Committee" found on page 7. No other changes are being made to the Prospectus.

If you have any questions regarding this Supplement, please contact the Fund at 1.866.822.9555.

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRALEM EQUITY FUND

                              Shareholder Services
                           Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                                February 28, 2008
                              Revised June 13, 2008

      This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of Stralem Equity Fund (the "Fund") dated February 28, 2008 pursuant to which shares of the Fund are offered. This SAI should also be read in conjunction with the Fund's annual report for the fiscal year ended October 31, 2007. This SAI is incorporated by reference in its entirety into the prospectus. To obtain a free copy of the prospectus or this SAI, please write to the address noted above or call toll free at 1-866-822-9555.

      The Fund's audited financial statements for the fiscal year ended October 31, 2007 are incorporated in this SAI by reference to the Fund's 2007 annual report to shareholders (File No. 811-1920). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or phone number noted above.

      Stralem Equity Fund is a series of Stralem Fund. Stralem & Company Incorporated (the "Adviser") serves as the Fund's investment adviser.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

General Information............................................................2
Organization and History.......................................................2
Investment Objective, Policies and Techniques..................................2
Management of The Fund.........................................................5
Control Persons and Principal Holders of Securities............................8
Investment Advisory and Other Services.........................................8
Portfolio Managers............................................................10
Brokerage Allocation..........................................................11
Codes of Ethics...............................................................13
Proxy Voting Policies and Procedures..........................................13
Additional Information on Purchase, Redemption And Pricing Of Shares..........14
Performance of the Fund.......................................................14
Taxes.........................................................................16
Additional Information About the Fund.........................................23
Financial Statements..........................................................24
Appendix -- Proxy Voting Policies - Stralem Fund..............................25
            Proxy Voting Policies - Stralem & Company Incorporated............28

                               GENERAL INFORMATION

      This SAI provides a further discussion of certain matters described in the prospectus and other matters that may be of interest to investors. No investment in shares of the Fund should be made without first reading the prospectus.

                            ORGANIZATION AND HISTORY

      Stralem Fund (the "Trust") is an open-end management investment company. The Trust was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, the Trust was reorganized into a Delaware statutory trust (formerly referred to as a "business trust"). Currently, the Trust offers one separate, non-diversified series portfolio: Stralem Equity Fund.

                  INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

OBJECTIVES OF THE FUND
----------------------

      The investment objective of the Fund is long-term capital appreciation.

INVESTMENT POLICIES
-------------------

      The Fund's investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges. The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than diversified investment companies. To the extent that a greater portion of the Fund's assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

OTHER INVESTMENT TECHNIQUES
---------------------------

      The Fund may sell (write) and subsequently purchase (close) covered options on stocks and stock price index listed on major exchanges or traded over-the-counter where the total cost of such options does not exceed 10% of the net asset value of the Fund at the time of purchase. A covered option is one where the Fund owns the underlying securities.

PORTFOLIO TURNOVER RATE
-----------------------

      For the fiscal years ended October 31, 2007 and October 31, 2006 the portfolio turnover rate of the Fund, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was 22% and 18%, respectively. The Fund cannot predict what its turnover rate will be in future years. A high rate of turnover may result in increased income and capital gain that would have to be distributed to the Fund's shareholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code").

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------

      The Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of its outstanding shares of the Fund. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

            1. The Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), except that
      (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act.

            2. The Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before that Fund may make additional investments.

            3. The Fund may not underwrite securities of other issuers, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

            4. The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

            5. The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Fund has no current intention of so doing.

            6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

            7. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Fund is also subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualification as a Regulated Investment Company."

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

      The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30) and its fiscal year (October 31) in its financial reports to shareholders. The Fund sends these reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files this report with the Securities and Exchange Commission (the "SEC") by the 70th day after the end of the relevant fiscal period. You can find the Fund's reports on the SEC's website, www.sec.gov.

      The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov, and they are available upon request, without charge, by calling the Fund toll-free at 1-866-822-9555 .

      The Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to: the custodian, fund administrator and transfer agent, distributor, pricing agents, independent registered public accounting firm, proxy voting agent, financial printers and typesetters, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Fund, outside legal counsel retained by the Adviser or the Fund, and persons who are subject to the Adviser's or the Trust's Code of Ethics. The entities that currently receive the Fund's portfolio holdings are set forth in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund:

------------------------------------------------------------------------------------------------------
                                                                            TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER       NAME OF SERVICE PROVIDER                PORTFOLIO HOLDINGS INFORMATION
------------------------------------------------------------------------------------------------------
Adviser                        Stralem & Company Incorporated          Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Custodian                      Pershing Solutions LLC                  Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Independent Registered         Eisner LLP                              Current holdings released
Public Accounting Firm                                                 usually one day lag time
                                                                       after the annual and
                                                                       semi-annual year end of the
                                                                       fund, for the Rule 17f-2
                                                                       audit without prior notice to
                                                                       the Fund and at any other
                                                                       time during the year upon
                                                                       request by the accounting
                                                                       firm.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                            TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER       NAME OF SERVICE PROVIDER                PORTFOLIO HOLDINGS INFORMATION
------------------------------------------------------------------------------------------------------
Legal Counsel                  Kramer Levin Naftalis & Frankel LLP     Information is provided in
                                                                       connection with Board of
                                                                       Trustee meetings
                                                                       approximately four to six
                                                                       weeks after quarter-end and
                                                                       as necessary to address legal
                                                                       issues facing the Trust with
                                                                       no lag time.
------------------------------------------------------------------------------------------------------
Proxy Voting Agent             Institutional Shareholder Services      Current holdings released
                                                                       approximately the 15th of
                                                                       each month, with one day lag
                                                                       time.
------------------------------------------------------------------------------------------------------
Administrator/Transfer Agent   Ultimus Fund Solutions, LLC             Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Distributor                    Ultimus Fund Distributors, LLC          Daily, with no lag time.
------------------------------------------------------------------------------------------------------

      Prior to authorizing disclosure of the Fund's portfolio holdings, the President of the Trust must conclude that there is a "legitimate business reason" for such disclosure and that it is in the shareholders' best interest. The third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved "legitimate business reason"; and (b) keep the portfolio holdings confidential. A copy of each signed agreement will be maintained by the Fund. The Board and the Trust's Chief Compliance Officer ("CCO") will review the adequacy and effectiveness of this policy (and any related procedures) at least annually. Also, the Board will consider any changes to the policy and procedures recommended by the CCO. The Adviser (and other service providers) may establish additional procedures to implement this policy. These additional procedures may be changed without the approval of the Board. The Fund has adopted portfolio holding procedures which include procedures to monitor the use of portfolio holdings information. The procedures also provide that if a conflict of interest arises between a third-party service provider and the Fund, in consideration of the shareholders' best interest, the Fund would cease to conduct business with the third party service provider if the Fund reasonably believed that the service provider was misusing the disclosed information. There can be no assurance that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by third parties that receive such information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
---------------------

      The Board is responsible for the overall operations of the Fund. The officers of the Trust, under the direction of the Board, are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee's and officer's address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.

----------------------------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF
                                    POSITION(S) HELD WITH          TIME                 PRINCIPAL OCCUPATION DURING
      NAME, AGE AND ADDRESS               THE TRUST              SERVED**                     PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Kenneth D. Pearlman (77)                   Trustee               35 years       Retired. Formerly Managing Director of The
                                                                                Evans Partnership (real estate partnership)
----------------------------------------------------------------------------------------------------------------------------
Michael T. Rubin (66)                      Trustee               10 years       Retired
----------------------------------------------------------------------------------------------------------------------------
Jean Paul Ruff (73)                        Trustee               28 years       President and Chairman, Hawley Fuel Coal,
                                                                                Inc.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Philippe E. Baumann (77)*           Trustee and President        35 years       Executive Vice President and Director of
                                                                                the Adviser
----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Hirschel B. Abelson (74)             Secretary and Senior        19 years       President and Director of the Adviser.
                                     Assistant Treasurer
----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (46)                        Treasurer          Less than 1 year   Managing Director of Ultimus Fund
225 Pictoria Drive Suite 450                                                    Solutions, LLC and Ultimus Fund
Cincinnati, OH 45246                                                            Distributors, LLC
----------------------------------------------------------------------------------------------------------------------------
Philippe Labaune (39)                   Vice President           10 years       Vice President and Trader of the Adviser
----------------------------------------------------------------------------------------------------------------------------
Adam Abelson (39)                       Vice President            7 years       Vice President and Senior Portfolio
                                                                                Manager of the Adviser
----------------------------------------------------------------------------------------------------------------------------
Andrea Baumann Lustig (49)              Vice President       Less than 1 year   Vice President and Director of Private
                                                                                Client Asset Management of the Adviser
----------------------------------------------------------------------------------------------------------------------------
Joann Paccione (50)                    Chief Compliance          18 years       Chief Compliance Officer; formerly
                                       Officer, Senior                          Consultant (accounting services)
                                   Assistant Secretary and
                                       Senior Assistant
                                          Treasurer
----------------------------------------------------------------------------------------------------------------------------

* Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and Director of the Adviser.

** Includes service as a Director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust's prior corporate identity.

The Trust has an Audit Committee comprised of all of the Independent Trustees. The Committee has the duties and powers to recommend the selection, retention or termination of the Trust's independent auditors, to evaluate their independence, to meet with the auditors to discuss any matters relating to the Trust's financial statements, to review and approve the fees charged by the auditors for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Committee held two meetings during the year ended October 31, 2007.

SHARE OWNERSHIP

The following table reflects the Trustees' beneficial ownership of equity securities in the Fund as of December 31, 2007. There are no shares held by the Trustees in deferred compensation accounts.

-----------------------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                     DOLLAR RANGE OF         INVESTMENT COMPANIES OVERSEEN BY
                                SECURITIES IN THE FUND AS    TRUSTEE IN FAMILY OF INVESTMENT
                                   OF DECEMBER 31, 2007                 COMPANIES
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
Kenneth D. Pearlman                   over $100,000                   over $100,000
-----------------------------------------------------------------------------------------------
Michael T. Rubin                      over $100,000                   over $100,000
-----------------------------------------------------------------------------------------------
Jean Paul Ruff                      $10,001 - $50,000               $10,001 - $50,000
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------
Philippe E. Baumann                   over $100,000                   over $100,000
-----------------------------------------------------------------------------------------------

COMPENSATION

-----------------------------------------------------------------------------------------------
                            AGGREGATE                                               TOTAL
                          COMPENSATION        PENSION OR                        COMPENSATION
                          FROM THE FUND       RETIREMENT         ESTIMATED      FROM THE FUND
                          FOR THE YEAR     BENEFITS ACCRUED       ANNUAL          AND FUND
  INDEPENDENT                ENDED           AS PART OF       BENEFITS UPON    COMPLEX PAID
    TRUSTEES            OCTOBER 31, 2007    FUND'S EXPENSES     RETIREMENT     TO TRUSTEES(1)
-----------------------------------------------------------------------------------------------
Kenneth D. Pearlman          $5,000              None              None            $5,000
-----------------------------------------------------------------------------------------------
Michael T. Rubin             $5,000              None              None            $5,000
-----------------------------------------------------------------------------------------------
Jean Paul Ruff               $5,000              None              None            $5,000
-----------------------------------------------------------------------------------------------

As an "interested person" of the Fund, Mr. Baumann receives no compensation for his service as a Trustee. None of the Trustees and officers of the Fund receive any compensation, other than Trustees' fees, from the Fund. Each Trustee receives a fee of $1,000 for each Trustees' meeting attended. In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business. There are generally at least three regular board meetings per year. The Trustees meet in Executive Session at least four times per year. No Trustees' out-of-pocket expenses were claimed or reimbursed during the fiscal year ended October 31, 2007.

--------------------
(1) A portion of the compensation was paid by Stralem Balanced Fund, which was dissolved in March 2007.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders owning 5% or more of the Fund's outstanding shares as of January 31, 2008. Unless otherwise indicated, all ownership is record and beneficial:

Name of Beneficial Owner                   Address               Percent of Fund
------------------------                   -------               ---------------
Stralem Employees Profit Sharing      645 Madison Avenue              5.17%
Trust                                 New York, NY 10022

Sonia Schotland Living Trust          PO Box 1062                     6.55%
                                      Sag Harbor, NY 11963

Swiss American Securities             12 E. 49th St                   9.09%
Generali Allgemeine Versi             New York, NY 10017

Mirabaud & Cie                        Case Postale 5815               9.24%
                                      1211 Geneva, Switzerland

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Stralem & Company Incorporated, having an office at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Fund under an investment advisory agreement dated September 12, 2005 (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and provides the Fund with such investment research, data, advice and supervision.

ADVISORY AGREEMENT WITH THE FUND

      Under the Advisory Agreement, the Fund pays the Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net assets of the Fund during the quarterly period then ended:

      1/4 of 1.25% of the first $50 million of such net assets (1.25% annually),

      1/4 of 1.00% of the next $50 million of such net assets (1.00% annually), and

      1/4 of  0.75%  of  such  net  assets  in  excess  of $100  million  (0.75%
      annually).

      The total advisory fees paid by the Fund for the fiscal periods ended October 31, 2007, 2006 and 2005 were $1,195,012, $832,176 and $658,772, respectively.

      The Fund pays an investment advisory fee to the Adviser; accordingly, investment advisory clients of the Adviser who pay an investment advisory fee with respect to which the Adviser renders investment advice and who own shares of the Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to clients of the Adviser that are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in the Fund.

      The following persons, as of January 31, 2008, beneficially owned 5% or more of the Adviser's outstanding voting common stock: Hirschel B. Abelson, President of the Adviser and Treasurer and Secretary of the Fund (37.61%); Philippe E Baumann, Executive Vice President of the Adviser and President of the Fund (37.61%); Adam Abelson, Vice President of the Adviser and Vice President of the Fund (8.26%); Andrea Baumann Lustig, Vice President of the Adviser (8.26%); and Philippe Labaune, Vice President of the Adviser and Vice President of the Fund (8.26%).

      Messrs. Hirschel B. Abelson and Philippe E. Baumann are control persons of the Adviser. Messrs. Hirschel B. Abelson and Philippe E. Baumann and their family members own 91.74% of the outstanding non-voting common stock of the Adviser.

ADMINISTRATION AGREEMENT

      Prior to May 1, 2008, the Adviser provided administrative services to the Fund under an administration agreement dated June 8, 2005. Under the administration agreement, the Fund paid the Adviser for its administration services, including a proportionate part of the compensation of employees of the Adviser who performed the regulatory, executive, administrative, clerical, and shareholder servicing and related services for the Fund. The Adviser also provided the Fund with, or obtained for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office. For these services, the Fund paid the Adviser an annual administrative fee of 0.15% on the first $50 million of the Fund's average weekly net assets, 0.125% on the next $50 million of such assets and 0.10% on such assets over $100 million.

      The total payments to the Adviser under the Fund's administration agreement for the fiscal periods ended October 31, 2007, 2006 and 2005 were $147,258, $100,897 and $46,125, respectively.

      Effective  May 1, 2008,  Ultimus  Fund  Solutions,  LLC  ("Ultimus"),  225
Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, fund accountant and transfer agent and shareholder servicing agent. Ultimus provides administrative services to the fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. Ultimus also maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. For the performance of administrative services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such assets in excess of $500 million, subject to a minimum fee of $6,000 per month. Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to minimum fees of $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

DISTRIBUTION AGREEMENT

      Effective May 1, 2008, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually: (1) by the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                               PORTFOLIO MANAGERS

      Below is information about other accounts managed by the Adviser's Investment Committee, the dollar range of Fund shares that each member of the Investment Committee owns, and how they are compensated.

Other Accounts Managed by the Investment Committee
--------------------------------------------------

-------------------------------------------------------------------------------------------------
                                               (Number of Other       (Number of Other Accounts)
                                              Accounts) and Total    Subject to a Performance Fee
                                                 Assets* as of          and Total Assets* as of
                                               December 31, 2007           December 31, 2007
-------------------------------------------------------------------------------------------------
Other Registered Investment Companies                  0                           0
..................................................................................................
Other Pooled Investment Vehicles                       0                           0
..................................................................................................
Other Accounts                                   (218) $ 1,964                  (3) $16

-------------------------------------------------------------------------------------------------

*     Stated in millions.

Fund Ownership
--------------

-------------------------------------------------------------------------------------------------
                                                                       Dollar Range of Shares
Investment Committee                                                     Beneficially Owned
Members                                     Fund                       as of December 31, 2007
-------------------------------------------------------------------------------------------------
Hirschel B. Abelson                 Stralem Equity Fund                    over $1million
-------------------------------------------------------------------------------------------------
Philippe E. Baumann                 Stralem Equity Fund                    over $1million
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                       Dollar Range of Shares
Investment Committee                                                     Beneficially Owned
Members                                     Fund                       as of December 31, 2007
-------------------------------------------------------------------------------------------------
Irene Bergman                       Stralem Equity Fund                    over $1million
-------------------------------------------------------------------------------------------------
Philippe T. Labaune                 Stralem Equity Fund                 $100,000 to $500,000
-------------------------------------------------------------------------------------------------
Adam S. Abelson                     Stralem Equity Fund                 $100,000 to $500,000
-------------------------------------------------------------------------------------------------
Andrew Eras                         Stralem Equity Fund                 $100,000 to $500,000
-------------------------------------------------------------------------------------------------
Andrea Baumann Lustig               Stralem Equity Fund                $500,000 to $1million
-------------------------------------------------------------------------------------------------
Edward N. Cooper                    Stralem Equity Fund                  $10,000 to $50,000
-------------------------------------------------------------------------------------------------

Compensation
------------

      Philippe E Baumann, Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig and Philippe Labaune each receives an annual salary, bonus, plus a percent share of the annual profits of the Adviser based on ownership of the Adviser. Irene Bergman and Edward Cooper receive an annual salary plus bonus. Annual bonuses are determined by and subject to the discretion of the President of the Adviser and are based upon the Adviser's overall profitability. Andrew Eras receives an annual salary plus commission based on the advisory fees earned by the Adviser from new advisory clients that he introduces.

                              BROKERAGE ALLOCATION

      Decisions to buy and sell securities for the Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Adviser. It is the Fund's policy to obtain the best prices and execution of orders available and, in doing so, the Fund receives portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services and the value of such services and expected contribution to the performance of the Fund. Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker's trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future. The Adviser may also consider research provided by broker-dealers who execute portfolio transactions for the Adviser. This research includes statistical and economic data and research reports on particular companies and industries and is used by the Adviser in connection with all of its similarly managed client accounts.

      When the Adviser believes that it meets the standards of best execution, the Adviser may execute the Fund's portfolio transactions through Pershing Advisor Solutions LLC, the Adviser's "prime broker." As prime broker, Pershing acts as settlement agent, provides custody for assets, and prepares account statements for the Adviser's clients who choose Pershing as its custodian, including the Fund. As part of the Adviser's prime brokerage relationship, Pershing provides custody services for the Adviser's clients, including the Fund, at no charge. The Adviser may place the Fund's trades with any number of executing brokers; however, Pershing may charge $12 per trade ticket for clearing services on trades executed by other brokers.

      Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" for advisers who use commissions or transaction fees paid by their advised accounts to obtain investment research services that provide lawful and appropriate assistance to the adviser in performing investment decision-making responsibilities. As required by Section 28(e), the Adviser will make a good faith determination that the amount of commission or other fees paid is reasonable in relation to the value of the brokerage and research services provided. The Adviser may pay a broker-dealer higher commissions than those available from another broker in recognition of the research services provided.

      The Adviser manages other client accounts in addition to the Fund. These clients include individuals, trusts, charitable organizations, corporations, pensions and profit sharing plans and other institutional investors. Because the Adviser uses the same investment strategy to manage both the Fund and its client accounts, the Adviser routinely purchases or sells the same investment securities for the Fund as well as for one or more of the client accounts. When the Adviser believes that it is appropriate, it will aggregate orders for two or more client accounts, including the Fund (a "Bunched Trade"). Bunched Trades are sought when the Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched Trades that are filled at different intervals during a trading day and/or at different prices will be allocated to client accounts at the average price obtained during that day. Depending on the nature of a trade, an order for the purchase or sale of a security may be filled over the course of several days. Partially filled orders will be allocated to client accounts automatically on a random basis by the Adviser's order management computer system. The Adviser will continue to purchase or sell shares, in additional aggregated orders if possible, to obtain shares for the accounts not previously filled. Using this random computer methodology, all managed accounts receive fair and equitable treatment over time. When necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year. This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

      The Adviser will not participate in commissions paid by the Fund to brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

      During the calendar year 2005, the Fund placed substantially all of its brokerage transactions with the Adviser, who, until January 3, 2006, was a registered broker dealer. During the year 2005, the Adviser cleared these brokerage transactions through Pershing LLC. During 2005, for transactions placed through the Adviser, the Fund's aggregate brokerage commissions were $25,648, all of which were paid to the Adviser. During 2006 and 2007, the Fund's aggregate brokerage commissions were $13,998 and $37,694, respectively, all of which were paid to unaffiliated brokers. The Board reviewed and approved the foregoing brokerage arrangements.

      As of October 31, 2007, the Fund held no securities of its regular brokers or dealers (or the parents thereof).

                                 CODES OF ETHICS

      Each of the Trust, the Distributor and the Adviser has adopted a Code of Ethics (the "Codes of Ethics") to comply with Rule 17j-1 under the 1940 Act. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Trust and the Adviser without pre-clearance. The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The procedures under the Adviser's Code of Ethics require pre-clearance of all personal equity securities investments by persons who have access to certain sensitive investment information. The Codes of Ethics are on file with and available from the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES.

      In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies in the best interest of Trust shareholders; (ii) address conflicts of interest between these shareholders, on the one hand, and affiliates of the Fund and the Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund's proxy voting records and the Proxy Voting Policy.

      The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in an Appendix to this SAI.

      The Trust's Proxy Voting Policy provides that, in accordance with SEC rules, it will annually disclose on Form N-PX Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling toll free at 1-866-822-9555. This information is also available on the SEC's website at www.sec.gov.

                       ADDITIONAL INFORMATION ON PURCHASE,
                        REDEMPTION AND PRICING OF SHARES

      Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form. In connection with the sale of shares of the Fund, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Fund. This referral fee is paid by the Adviser from its own resources based on the assets invested in the Fund attributable to the solicitor, financial adviser or other person. No portion of this referral fee is paid by the Fund.

      The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      Please see the Fund's prospectus for a detailed discussion on how to purchase and redeem fund shares. The prospectus describes forth other special shareholder services that are currently available.

                             PERFORMANCE OF THE FUND

      From time to time the Fund's performance data may be quoted in advertising and other promotional materials. The Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), or Mutual Fund Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg LP; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron's.

      From time to time, the "average annual total return" and "total return" of an investment in the Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

      Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the Fund's average annual total returns for the 1, 5, and 10-year periods (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by the Fund of future rates of return on its shares. The total return of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

AVERAGE ANNUAL TOTAL RETURN. The "average annual total return before taxes" of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

                                 P(1+T)^n = ERV

      The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                       ERV - P = TOTAL RETURN BEFORE TAXES
                       -------
                          P

AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS. The "average annual total return after taxes on distributions" of the Fund is an average annual compounded return for each year in a specified number of years after taxes on Fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:

                                 P(1+T)^n = ATV
                                               D

      The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

              ATV  - P = TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
                 D
              --------
                 P

TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS. The "average annual total return after taxes on distributions and redemptions" of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                 P(1+T)^n = ATV
                                               DR

      The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

      ATV   - P = TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
         DR
      ---------
          P

                                      TAXES

      The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
-----------------------------------------------

      The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

      If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net assets of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. The Trust will use its best effort to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or have not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distribution of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships.

      In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

      If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii)
treatment  as  "qualified   dividend   income"  in  the  case  of   noncorporate
shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES
--------------------------------------------

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

FUND DISTRIBUTIONS
------------------

      The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

      No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

      Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury

Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC, will not constitute qualified dividends.

      Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

      Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

      Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that it also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES
----------------------------

      A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale, redemption or exchange of shares in the Fund. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS
--------------------

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to 30% U.S. withholding tax (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest related dividend for the year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATION
---------------------------------------------------------------

      The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

      Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

      Stralem Fund, a Delaware statutory trust, is comprised of one series, Stralem Equity Fund. The Delaware Statutory Trust Act provides that a shareholder  of a  Delaware  statutory  trust  shall  be  entitled  to the  same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

      The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

      Eisner LLP, is an independent registered public accounting firm and performs auditing services for the Fund.

      Pershing LLC (the "Custodian"), acts as the custodian for all securities of the Fund. The Custodian's principal offices are presently located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

      Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

      The audited financial statements for the Fund and the notes thereto as of October 31, 2007 are incorporated herein by reference to the Fund's Annual Report to Shareholders dated December 13, 2007. The October 31, 2007 financial statements are incorporated herein in reliance upon the report of Eisner LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

                        APPENDIX -- PROXY VOTING POLICIES

                                  STRALEM FUND

                              PROXY VOTING POLICIES

                              AS AMENDED JULY 2005

Stralem Fund (the "Trust") on behalf of the Fund listed in Exhibit A (the "Fund") has adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders, on the one hand, and "affiliated persons" of the Fund or of Stralem & Company Incorporated ("Stralem") on the other;

      o authorize the Boards of Trustees of the Fund to oversee proxy voting, and

      o provide for the disclosure of the Fund' proxy voting records and these Policies.

      I.    DELEGATION TO STRALEM

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached hereto), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

      II.   DISCLOSURE

A.    VOTING RECORDS

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trust shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Fund shall publish their Voting Records on their own public website as soon as is reasonably practicable after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the Fund cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    DISCLOSURE THE POLICIES AND HOW TO OBTAIN INFORMATION

      1. DESCRIPTION OF THE POLICIES. The Fund's statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. HOW TO OBTAIN A COPY OF THE POLICIES. The Fund shall disclose in all shareholder reports that a description of these Policies is available

            o     without charge, upon request, by calling Stralem collect;

            o     at the SEC's website, www.sec.gov.

      3. HOW TO OBTAIN INFORMATION ABOUT THE FUND'S PROXY VOTES. The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

            o     without charge, upon request, by calling Stralem collect;

            o     at the SEC's website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

      III.  REVIEW BY TRUSTEES

Stralem shall report to the Trustees, at least annually, the Voting Records of the Fund in a form as the Trustees may request. This report shall:

      o     describe  any  conflicts  of  interests  that  were   identified  in
            connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

At this meeting, the Trustees will review these Policies and the Adviser's Procedures and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  October 1, 2003

                         STRALEM & COMPANY INCORPORATED

                       PROXY VOTING POLICY AND PROCEDURES

                            AS AMENDED FEBRUARY 2007

I.    PROXY VOTING POLICY

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients. They must:

            o Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser's interests and its clients' interests;
            o Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and
            o Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated ("Stralem") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. Generally, Stralem is not authorized by its clients to vote proxies on their behalf. Although Stralem's proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate shareholder interests.

As a general rule, Stralem will vote against any actions that would:

            o     reduce the rights or options of shareholders,
            o reduce shareholder influence over the board of directors and management,
            o reduce the alignment of interests between management and shareholders, or
            o     reduce the value of shareholders' investments.

      o     BOARDS OF DIRECTORS

A board that has at least a majority  of  independent  directors  is integral to
good  corporate   governance.   Key  board   committees,   including  audit  and
compensation committees, should be completely independent.

There are some actions by directors that should result in votes for their election being WITHHELD. These instances include directors who:

            o Are not independent directors and sit on the board's audit or compensation committee;
            o Attend less than 75 percent of the board and committee meetings without a valid excuse;
            o Implement or renew a dead-hand or modified dead-hand poison pill;
            o Enacted egregious corporate governance policies or failed to replace management as appropriate;
            o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
            o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            o Long-term financial performance of the target company relative to its industry;
            o     Management's track record;
            o     Portfolio manager's assessment;
            o     Qualifications of director nominees (both slates);
            o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
            o     Background to the proxy contest.

      o     INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company's auditors unless:

            o It is not clear that the auditors will be able to fulfill their function;
            o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
            o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      o     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            o     Stralem will generally vote against plans where:
                  o the total dilution (including all equity-based plans) is excessive.
                  o the company can re-price underwater options without shareholder approval,
                  o the company can issue options with an exercise price below the stock's current market price, the company can issue reload options, or the plans includes an automatic share replenishment ("evergreen") feature.
            o     Stralem will generally support:
                  o proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
                  o the board's discretion to determine and grant appropriate cash compensation and severance packages.
                  o the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

      o     CORPORATE MATTERS

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            o     Stralem will generally support:
                  o merger and acquisition proposals that the Senior Portfolio Manager believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.
                  o proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.
                  o proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.
            o Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

      o     SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. Stralem reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            o     Stralem will generally support
                  o the board's discretion regarding shareholder proposals that involve ordinary business practices.
                  o proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.
                  o     proposals to lower barriers to shareholder action.
                  o proposals to subject shareholder rights plans to a shareholder vote.

      o     OTHER

            o     Stralem will vote against
                  o     proposals  where the  proxy  materials  lack  sufficient
                        information upon which to base an informed decision.
                  o     proposals  to  authorize  the proxy to conduct any other
                        business that is not described in the proxy statement.
            o Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem's proxy policies, and the procedures noted below, may be amended from time to time.

II.   PROXY VOTING PROCEDURES

            o After considering the newly mandated proxy voting reporting requirements, Stralem determined that it would be beneficial to subscribe to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc ("ISS"). ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested Stralem to assume proxy voting responsibility or accounts that Stralem is required by law to vote proxies on behalf of that entity. In addition, ISS votes, records and generates a voting activity report for Stralem's clients. Stralem monitors ISS's voting and if Stralem does not issue instructions to ISS for a particular matter, ISS will mark the ballots in accordance with their recommendations. As part of ISS's recordkeeping/administrative function, ISS receives and reviews all proxy statements, ballots and other materials, and generates reports regarding proxy activity. Stralem may receive proxy statements with respect to client securities at any time, although in general proxy statements will be sent either directly to ISS or to the client if Stralem has not been asked to vote the proxies.

            o When Stralem is asked or required by law to vote proxies on behalf of a client, Stralem will generally vote in accordance with the recommendations of ISS, but Stralem may issue instructions to change a particular vote if Stralem determines that it is in the client's best interest. Where applicable, Stralem will also consider any specific guidelines designated in writing by a client.

      o The Senior Portfolio Manager will consider Stralem's fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The Senior Portfolio Manager will periodically monitor and review the policies of ISS.

In addition to the foregoing, Stralem will adhere to the following protocols:

            o Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors' committees.
            o Stralem will not publicly announce its voting intentions and the reasons therefore.
            o Stralem will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
            o All communications regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem's concerns for its advisory clients' interests and not in an attempt to influence or control management.

III.  CONFLICTS OF INTEREST

Stralem will review each proxy to assess the extent to which there may be a material conflict between Stralem's interests and those of Stralem's advisory clients. A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem's relationship with the company. In order to avoid even the appearance of impropriety, Stralem will not take Stralem's relationship with the company into account, and will vote the company's proxies in the best interest of Stralem's advisory clients, in accordance with these proxy policies and procedures.

To the extent that the Senior Portfolio Manager has any conflict of interest with respect to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance Officer and the President of Stralem of such conflict and Stralem will refer the matter to ISS and direct that service to vote the proxy in the client's interest.

IV.   DOCUMENT RETENTION POLICY.

Stralem will retain and/or cause to be retained by ISS the following documents in a central location:

            o     A copy of this Policy & Procedure Statement.

            o     A list of proxy statements received for each advisory client.
            o A record of each vote cast on behalf of a client. Stralem may rely on a third party to make and retain this record on Stralem's behalf, so long as Stralem has obtained the third party's undertaking to provide a copy of such voting record promptly upon request.
            o A copy of any document created by Stralem that was material to Stralem's decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
            o A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. Records maintained by Stralem shall be maintained for the first two years in an appropriate office of Stralem and three years in offsite storage.

Adopted:  October 1, 2003